As filed with the Securities and Exchange Commission on March 8, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-08507

                                ICM SERIES TRUST
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                          Warren J. Isabelle, President
                             21 Custom House Street
                                    Suite 240
                                Boston, MA 02110

                   Date of fiscal year end: DECEMBER 31, 2003

       Date of reporting period: JANUARY 1, 2003 THROUGH DECEMBER 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.
                                 LOGO ICM FUNDS




                                ICM SERIES TRUST
                             ---------------------

                             ICM/ISABELLE SMALL CAP
                                   VALUE FUND




                                  Annual Report
                               December 31, 2003

                                  ICM/ISABELLE
                              SMALL CAP VALUE FUND


                                TABLE OF CONTENTS

SHAREHOLDER LETTER ........................................................    1

PORTFOLIO OF INVESTMENTS ..................................................    9

STATEMENT OF ASSETS AND LIABILITIES .......................................   13

STATEMENT OF OPERATIONS ...................................................   14

STATEMENTS OF CHANGES IN NET ASSETS .......................................   15

FINANCIAL HIGHLIGHTS ......................................................   16

NOTES TO FINANCIAL STATEMENTS .............................................   20

REPORT OF INDEPENDENT AUDITORS ............................................   26

FUND TRUSTEES AND OFFICERS ................................................   27

SHAREHOLDER LETTER

February 8, 2004

Dear Shareholder:

Ironwood Capital Management is pleased to report another good quarter and a much-improved year for your Fund, The ICM/Isabelle Small Cap Value Fund, which returned 17.75% for the fourth quarter, and 41.39% for the past year. For a longer term perspective, the Fund's 5-year and since inception (March 9, 1998) average annual returns for the period ended December 31, 2003 were 15.38% and 6.13%, respectively.*

The financial markets benefited from a very strong 2003, although the year did not necessarily start out in a positive direction. The first three months of this past year brought us an investment environment that was very similar to the second half of 2002: corporate earnings' forecasts were falling, corporate scandals were abounding, and risk aversion reigned. All "top-down" factors pointed, and the market reacted in the same direction, down. Negative sentiment permeated each sector of the market with many securities priced for potential bankruptcy.

Then, in the midst of all this, the Iraqi war began and quickly ended. With its conclusion, a huge dark cloud of negative sentiment was apparently lifted from the marketplace. The market rallied, and finally, additional top-down forces assisted the market further. Accommodative fiscal and monetary policies, in the form of federal tax cuts and low interest rates, finally kicked in.

As the year moved on, investor sentiment came full swing toward economic optimism. These hopes were supported by strong Gross Domestic Product (GDP), manufacturing and job reports during the latter half of the year. Most stocks gained, with the market leaders coming from (as they typically do off market 'bottoms') the small cap camp. Within this group, investors clamored for the riskiest shares - the beaten down, those with no earnings, and companies with weak business models. Toward the end of the year, these speculative shares began to look very expensive and sentiment began to tilt toward more stable, quality companies. We expect this trend to continue in 2004.

PERFORMANCE

Our own performance mirrored that of the broad market, this being decidedly better during the second half of 2003 as the market began to better appreciate those companies with solid business models and those possessing real economic value. In fact, since the end of the first quarter your Fund's portfolio returned approximately 67.7%, outperforming the Russell 2000 Value Index's 53.8% return by 13.9%. This provided a good sign that indeed our portfolio was well positioned to continue to benefit from an economic recovery.

As we have mentioned in previous conversations, we have made adjustments to the sector concentrations and the number of securities in the portfolio. In the past the portfolio has held 45-55 stocks and we have expanded this to approximately 70 stocks today. These adjustments have, in our opinion, reduced volatility with negligible impact on the portfolio's performance.

INVESTMENT UPDATE

We have repeated it often, but it is important for us to continue to assert that our investment philosophy remains focused on economic value. That is a constant. We seek to invest in entities that, according to our analyses, possess significant excess economic value relative to their current market value. As the tone of the general economy and business climate changes, we would expect to find different types of companies across varying sectors with such characteristics.

We believe that 2003 was a year of inflection. Sentiment moved from almost desperately negative to solidly optimistic. In such an environment large moves in individual stocks are to be expected. We also had our share of takeovers, which for too long a time had become an endangered species. However, these had already begun to do well in the prior year so the acquisition premiums did not produce spectacular gains. Nonetheless, Signal Technology, bought by Crane Corp, exited at about a 23% premium from the year's opening price, while Johnson & Johnson took SCIOS out at about 38% higher than its opening price. Finally, another long-time holding, Elite Information Group was purchased by Thomson Financial for a then year-to-date gain of 51%. Other Fund holdings that performed well include:

Tesoro Petroleum:  TSO
----------------------

     Tesoro proved to be one of our best turnarounds for 2003. A fairly good refiner based largely in the West, this company went on an acquisition spree over the last few years which saddled it with debt and nearly caused it to go bankrupt as refining margins, for a time in 2002, temporarily contracted to unprecedented levels. This provided us the entry we were looking for as the stock dropped from the mid-teens to under $2. We recognized that the assets were fungible, had significant value, and most importantly, that a return to just long term average refining margins would produce almost $8 per share in annual cash flow. Since then, margins have recovered, cash flow is up considerably, and debt is down; all of which resulted in a rebound of some 222%, as the stock has risen once again to the mid-teens.

Ariad Pharmaceuticals:  ARIA
----------------------------

     Although biotechnology stocks did well last year, Ariad was a standout within the group, gaining 221%. It did take patience, but our earlier research elucidated a company that was rich in intellectual property, had a reasonable balance sheet, but simply needed to sharpen its focus and begin a clinical development and commercialization effort. New leadership at the FDA and a shift in its direction provided the visibility, while management, with a little friendly prodding, finally took the initiative and should have two cancer drugs in advanced clinical trials this year. In addition, the company is attempting to enforce a major patent covering a specific cell-signaling pathway. We have imparted no economic value in our models for this, but there is a real possibility of significant royalties being generated if they are successful.

We had our share of losers as well, but their impact was far overshadowed by our winners.

AK Steel: AKS
-------------

     Originally, we believed that the steel industry would turn just like a number of other mature, cyclical commodity businesses, and felt that management was well prepared to lead the company through to renewed profitability. Unfortunately, we were way too early on the cyclical call, and very much novices at understanding the political complexities of this industry, which continues to go through rapid change. Finally, our understanding of management was flawed. AK floundered badly for much of the year falling by more than 60% before we exited the position. While the steel industry may yet recover, it will look very different and huge legacy costs are yet to be dealt with. We simply decided that we could not determine who the winners would be and left it at that.

Oneida Ltd.:  OCQ
-----------------

     The famous maker of flatware continued to struggle as manufacturing costs could not be shifted fast enough to compete with offshore sites such as those in China. Though business continues to struggle, the company has made the deep cuts necessary and moved from being a high cost manufacturer to a lower cost outsourcer. We believe that as the economy recovers this will provide significant upside potential for Oneida Ltd., and we have maintained our position despite a 46% decline last year.

Given the uneven economic news and higher stock valuations, we were active in taking profits in several stocks that performed well and a handful of the cyclical companies that rallied strongly from their lows. We sold our positions in technology stocks' Skyworks Solutions and Network Equipment Technologies, reaping returns of over 100% in each. In addition, we sold our position in JLG Industries, which increased nearly 300% off its March low. These companies are leaders in their respective industries and have shown improved earnings, but the gains in their share prices have arguably outstripped even best case valuations.

Notwithstanding our successes, we are disappointed with those companies, which failed to participate in the market rally, including: DT Industries, an automation equipment supplier, and Oneida Ltd. To reap the rewards offered through value investing, patience is a must, and we believe that despite their difficulties, DT Industries and Oneida Ltd. are well positioned to produce significant returns as the economy further strengthens and their businesses, restructured to fit a new business climate, begin to recover.

Although the rally has made it much more difficult to find value in the market, we believe that careful stock picking and a focus on "buying the business" will continue to reward our efforts. We invested monies into several new companies throughout the year, which we believe represent real economic values. Several of these new investments, which represent a healthy cross-section of the overall economy, have begun to show good returns, including: Allmerica Financial (insurance), Teletech Holdings (business services), Magnum Hunter (energy), Danka Business Systems (office supplies distribution), Enpro Industries (industrial) and Navigant International (business travel management).

2004 OUTLOOK: EARNINGS, EARNINGS, AND MORE EARNINGS

The bias toward increased risk is now turning positive, and indeed, there are many more and greater hints of positive corporate guidance reappearing after an absence of several years. Evidence that employment conditions are firming is accumulating and business investment is accelerating. This is fortunate but expected, given all the stimuli poured into the US economy over the past year: a weaker dollar, tax cuts, falling yields, war spending, and higher real estate prices. And stocks reacted accordingly. What more can these forces provide in 2004?

We believe the tailwind from the "top down" forces of falling interest rates and rapidly expanding liquidity conditions is abating and nearly over. The stock market is not broadly cheap. With the economy on the mend, the baton has been passed to corporate profits, and sustained earnings growth is the next force that will carry equity prices higher.

The corporate profit backdrop continues to improve. The massive cost cutting enacted by firms over the past couple years has lifted profit margins, providing considerable leverage as top-line growth strengthens. Earnings expectations are thus getting increasingly higher.

There is danger reflected in current valuations and the sense of complacency that attends them. One needs to be skeptical of big promises and focused on realistic expectations. The greatest risks for equities include the Federal Reserve suggesting that it will soon take away easy money and begin raising interest rates, potential earnings disappointments, and an economic fade as tax cuts become recurring and thus lose their incremental impact. Finally, vigilance, as always, is warranted on the geopolitical front.

In several sectors, hope and perception has raced well ahead of reality and we have taken profits in those areas. As value buyers, we will buy in periods of price weakness as a way to take advantage of emotionally driven volatility: We view our race as a marathon not a sprint.

We thank you for your continued trust and greatly appreciate your support.

Sincerely,


/S/ WARREN J. ISABELLE                  /S/ RICK L. DROSTER
----------------------                  -------------------

Warren J. Isabelle                      Rick L. Droster



*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL 1-800-472-6114. RETURNS SHOWN ARE FOR THE FUND'S INVESTMENT CLASS; PERFORMANCE FOR OTHER CLASSES WILL VARY. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. SOME OF THE FUND'S FEES WERE WAIVED OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER.

INVESTMENTS  IN  SMALLER   COMPANIES   GENERALLY  CARRY  GREATER  RISK  THAN  IS
CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER PRODUCT LINES, LIMITED FINANCIAL RESOURCES AND LESS DEPTH IN MANAGEMENT. THE RUSSELL 2000 VALUE INDEX CONSISTS OF STOCKS IN THE RUSSELL 2000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF DECEMBER 31, 2003 AND MAY NOT REFLECT HIS VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. (02/04).

ICM/ISABELLE SMALL CAP VALUE FUND
Investment Class

ILLUSTRATION OF $10,000 INVESTMENT

The  graph  below  reflects  the  change  in  value  of a  hypothetical  $10,000 investment in the ICM/Isabelle Small Cap Value Fund (the "Fund") Investment Class compared with a broad-based securities market index since the Investment Class' inception. The Russell 2000 Index is composed of the 2,000 smallest stocks in the Russell 3000 Index, a market weighted index of the 3,000 largest U.S. publicly traded companies. The Fund is professionally managed while the Index is unmanaged and not available for investment.


Average Annual Return for the
period ending 12/31/03
  One  year...............................  41.39%
  Five year...............................  15.38%
  Inception (3/9/1998)....................   6.13%

[Edgar representation of line graph

                           ICM/Isabelle Small Cap Value Fund     Russell 2000
        Date                         Investment Class                Index
        ----               ---------------------------------     ------------
        3/9/1998                                10,000               10,000
       3/31/1998                                10,000               10,431
       4/30/1998                                 9,900               10,488
       5/31/1998                                 9,460                9,924
       6/30/1998                                 9,040                9,944
       7/31/1998                                 7,770                9,139
       8/31/1998                                 5,910                7,365
       9/30/1998                                 6,110                7,941
      10/31/1998                                 6,480                8,265
      11/30/1998                                 6,730                8,698
      12/31/1998                                 6,910                9,236
       1/31/1999                                 7,250                9,359
       2/28/1999                                 6,920                8,601
       3/31/1999                                 6,690                8,735
       4/30/1999                                 7,550                9,518
       5/31/1999                                 8,260                9,657
       6/30/1999                                 8,390               10,094
       7/31/1999                                 8,390                9,817
       8/31/1999                                 8,390                9,453
       9/30/1999                                 8,250                9,455
      10/31/1999                                 8,370                9,563
      11/30/1999                                 9,280               10,061
      12/31/1999                                10,330               11,199
       1/31/2000                                10,860               11,020
       2/29/2000                                11,690               12,839
       3/31/2000                                11,880               11,993
       4/30/2000                                11,740               11,271
       5/31/2000                                11,260               10,614
       6/30/2000                                11,690               11,540
       7/31/2000                                11,530               11,168
       8/31/2000                                11,710               12,020
       9/30/2000                                12,050               11,667
      10/31/2000                                11,300               11,146
      11/30/2000                                10,840               10,002
      12/31/2000                                11,129               10,861
       1/31/2001                                12,009               11,427
       2/28/2001                                11,835               10,677
       3/31/2001                                11,794               10,155
       4/30/2001                                12,347               10,949
       5/31/2001                                13,043               11,218
       6/30/2001                                14,067               11,605
       7/31/2001                                12,808               10,977
       8/31/2001                                12,224               10,623
       9/30/2001                                 9,972                9,193
      10/31/2001                                10,545                9,731
      11/30/2001                                11,067               10,484
      12/31/2001                                12,101               11,131
       1/31/2002                                12,071               11,015
       2/28/2002                                11,886               10,713
       3/31/2002                                13,699               11,575
       4/30/2002                                13,955               11,680
       5/31/2002                                13,473               11,162
       6/30/2002                                13,658               10,608
       7/31/2002                                11,549                9,006
       8/31/2002                                10,965                8,983
       9/30/2002                                 9,829                8,338
      10/31/2002                                 9,798                8,605
      11/30/2002                                10,811                9,373
      12/31/2002                                 9,992                8,851
       1/31/2003                                 9,409                8,606
       2/28/2003                                 8,559                8,346
       3/31/2003                                 8,426                8,454
       4/30/2003                                 9,378                9,255
       5/31/2003                                10,494               10,248
       6/30/2003                                11,108               10,434
       7/31/2003                                11,293               11,087
       8/31/2003                                12,081               11,595
       9/30/2003                                11,999               11,381
      10/31/2003                                12,736               12,337
      11/30/2003                                13,310               12,774
      12/31/2003                                14,129               13,034
]



PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL (800) 472-6114. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. SOME OF THE FUND'S FEES HAVE BEEN WAIVED OR EXPENSES REIMBURSED; OTHERWISE TOTAL RETURN WOULD HAVE BEEN LOWER.

ICM/ISABELLE SMALL CAP VALUE FUND
Institutional Class

ILLUSTRATION OF $10,000  INVESTMENT

The graph below reflects the change in value of a hypothetical $10,000 investment in the ICM/Isabelle Small Cap Value Fund (the "Fund") Institutional Class compared with a broad-based securities market index since the Institutional Class' inception. The Russell 2000 Index is composed of the 2,000 smallest stocks in the Russell 3000 Index, a market weighted index of the 3,000 largest U.S. publicly traded companies. The Fund is professionally managed while the Index is unmanaged and not available for investment.

Average Annual Return for the
period ending 12/31/03
  One  year...............................  41.86%
  Five year...............................  15.72%
  Inception (3/27/1998)...................   6.48%

[Edgar representation of line graph

                           ICM/Isabelle Small Cap Value Fund     Russell 2000
        Date                      Institutional Class                Index
        ----               ---------------------------------     ------------
       3/27/1998                                10,000               10,000
       3/31/1998                                 9,970               10,074
       4/30/1998                                 9,870               10,130
       5/31/1998                                 9,460                9,584
       6/30/1998                                 9,040                9,605
       7/31/1998                                 7,780                8,827
       8/31/1998                                 5,920                7,113
       9/30/1998                                 6,120                7,670
      10/31/1998                                 6,480                7,982
      11/30/1998                                 6,740                8,401
      12/31/1998                                 6,920                8,920
       1/31/1999                                 7,260                9,039
       2/28/1999                                 6,940                8,307
       3/31/1999                                 6,690                8,437
       4/30/1999                                 7,560                9,193
       5/31/1999                                 8,270                9,327
       6/30/1999                                 8,400                9,749
       7/31/1999                                 8,400                9,481
       8/31/1999                                 8,400                9,130
       9/30/1999                                 8,270                9,132
      10/31/1999                                 8,390                9,236
      11/30/1999                                 9,300                9,717
      12/31/1999                                10,360               10,817
       1/31/2000                                10,890               10,643
       2/29/2000                                11,720               12,400
       3/31/2000                                11,920               11,583
       4/30/2000                                11,780               10,886
       5/31/2000                                11,300               10,251
       6/30/2000                                11,740               11,145
       7/31/2000                                11,580               10,787
       8/31/2000                                11,760               11,610
       9/30/2000                                12,100               11,268
      10/31/2000                                11,350               10,765
      11/30/2000                                10,900                9,660
      12/31/2000                                11,179               10,490
       1/31/2001                                12,079               11,036
       2/28/2001                                11,905               10,312
       3/31/2001                                11,854                9,807
       4/30/2001                                12,417               10,575
       5/31/2001                                13,113               10,835
       6/30/2001                                14,147               11,209
       7/31/2001                                12,888               10,602
       8/31/2001                                12,315               10,260
       9/30/2001                                10,042                8,879
      10/31/2001                                10,636                9,398
      11/30/2001                                11,158               10,126
      12/31/2001                                12,233               10,751
       1/31/2002                                12,202               10,639
       2/28/2002                                12,018               10,347
       3/31/2002                                13,850               11,179
       4/30/2002                                14,116               11,281
       5/31/2002                                13,625               10,780
       6/30/2002                                13,820               10,245
       7/31/2002                                11,690                8,698
       8/31/2002                                11,107                8,676
       9/30/2002                                 9,950                8,053
      10/31/2002                                 9,930                8,311
      11/30/2002                                10,953                9,053
      12/31/2002                                10,124                8,549
       1/31/2003                                 9,541                8,312
       2/28/2003                                 8,681                8,061
       3/31/2003                                 8,548                8,165
       4/30/2003                                 9,510                8,939
       5/31/2003                                10,646                9,898
       6/30/2003                                11,281               10,077
       7/31/2003                                11,465               10,708
       8/31/2003                                12,264               11,199
       9/30/2003                                12,182               10,992
      10/31/2003                                12,939               11,915
      11/30/2003                                13,523               12,338
      12/31/2003                                14,362               12,588
]

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL (800) 472-6114. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. SOME OF THE FUND'S FEES HAVE BEEN WAIVED OR EXPENSES REIMBURSED; OTHERWISE TOTAL RETURN WOULD HAVE BEEN LOWER.


ICM/ISABELLE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
                                                                       MARKET
SHARES          SECURITY                                                VALUE
------          --------                                                -----

                COMMON STOCK - 88.90%

                CAPITAL GOODS - 0.51%
     44,600     National RV Holdings, Inc.+                          $   443,770
                                                                     -----------
                CONSUMER DISCRETIONARY - 10.20%
     38,600     4Kids Entertainment, Inc.+                             1,004,372
     42,700     Chiquita Brands International, Inc.+                     962,031
     93,300     Innovo Group, Inc.+                                      296,694
    152,400     InterTAN, Inc.+                                        1,542,288
     45,800     Navigant International, Inc.+                            634,330
     30,500     PC Mall, Inc.+                                           492,575
     48,800     Russell Corp.                                            856,928
     39,100     Steven Madden Ltd.+                                      797,640
     31,000     Tommy Hilfiger Corp.+                                    459,110
    126,200     Tweeter Home Entertainment Group+                      1,192,590
     53,600     Visteon Corp.                                            557,976
                                                                     -----------
                                                                       8,796,534
                                                                     -----------
                CONSUMER STAPLES - 1.37%
    201,000     Oneida Ltd.                                            1,183,890
                                                                     -----------
                ENERGY - 10.71%
     99,500     Denbury Resources, Inc.+                               1,384,045
     95,100     Harvest Natural Resources, Inc.+                         946,245
    201,400     Magnum Hunter Resources, Inc.+                         1,915,314
    110,600     Mission Resources Corp.+                                 249,956
    245,000     Newpark Resources+                                     1,173,550
     29,200     Southwestern Energy Co.+                                 697,880
     71,600     Tesoro Petroleum Corp.+                                1,043,212
    151,700     Willbros Group, Inc.+                                  1,823,434
                                                                     -----------
                                                                       9,233,636
                                                                     -----------
                FINANCIALS - 3.60%
     33,700     Allmerica Financial Corp.+                             1,036,949
     27,500     Hilb Rogal & Hamilton Co.                                881,925
    111,300     Rewards Network, Inc.+                                 1,186,458
                                                                     -----------
                                                                       3,105,332
                                                                     -----------
                HEALTH CARE - 16.48%
     29,300     Analogic Corp.                                         1,201,300
    372,900     ARIAD Pharmaceuticals, Inc.+                           2,778,105
     95,100     Avigen, Inc.+                                            559,188
    390,800     Celsion Corp.+                                           511,948
     57,200     Chattem, Inc.+                                         1,023,880


    The accompanying notes are an integral part of the financial statements.

                                        9


ICM/ISABELLE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)
DECEMBER 31, 2003
                                                                       MARKET
SHARES          SECURITY                                                VALUE
------          --------                                                -----

                HEALTH CARE (CONTINUED)
    222,300     Durect Corp.+                                        $   573,534
     57,300     EPIX Medical, Inc.+                                      932,844
     61,600     Hanger Orthopedic Group, Inc.+                           959,112
     99,400     Maxygen, Inc.+                                         1,056,622
     23,000     Neopharm, Inc.+                                          421,360
     43,700     Neose Technologies, Inc.+                                402,040
    202,700     PRAECIS Pharmaceuticals, Inc.+                         1,305,388
     69,200     Sirna Therapeutics, Inc.+                                359,840
    133,500     Theragenics Corp.+                                       730,245
     19,500     United Therapeutics Corp.+                               447,525
     60,400     U.S. Physical Therapy, Inc.+                             950,092
                                                                     -----------
                                                                      14,213,023
                                                                     -----------
                INDUSTRIALS - 11.09%
    442,100     DT Industries, Inc.+                                     543,783
    123,900     GenCorp, Inc.                                          1,334,403
    212,500     Global Power Equipment Group, Inc.+                    1,419,500
     18,500     NACCO Industries, Inc. - Class A                       1,655,380
    180,300     Quanta Services, Inc.+                                 1,316,190
     29,600     RTI International Metals, Inc.+                          499,352
     73,304     Sypris Solutions, Inc.+                                1,232,240
    145,200     Transpro, Inc.+                                          608,388
     56,369     Woodhead Industries, Inc.                                952,636
                                                                     -----------
                                                                       9,561,872
                                                                     -----------
                INFORMATION TECHNOLOGY - 10.47%
    106,300     Agilysys, Inc.                                         1,185,245
    310,500     Danka Business Systems plc, ADR+                       1,366,200
     32,000     EMS Technologies, Inc.+                                  657,280
    122,700     Hypercom Corp.+                                          584,052
     24,000     Imation Corp.                                            843,600
     74,400     Intercept, Inc.+                                         839,976
    100,900     Lamson & Sessions Co.+                                   582,193
    166,600     MagneTek, Inc.+                                        1,097,894
     15,900     SeaChange International, Inc.+                           244,860
    247,500     Sycamore Networks, Inc.+                               1,296,900
     29,700     TeleTech Holdings, Inc.+                                 335,610
                                                                     -----------
                                                                       9,033,810
                                                                     -----------
                MATERIALS - 20.52%
     11,500     American Vanguard Corp.                                  428,605
    206,200     Castle (AM) & Co.+                                     1,505,260
    217,600     Commonwealth Industries, Inc.                          2,184,704


    The accompanying notes are an integral part of the financial statements.

                                       10


ICM/ISABELLE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)
DECEMBER 31, 2003
                                                                       MARKET
SHARES          SECURITY                                                VALUE
------          --------                                                -----


                MATERIALS (CONTINUED)
    282,200     Crompton Corp.                                       $ 2,023,374
     29,500     EnPro Industries, Inc.+                                  411,525
    281,000     Graphic Packaging International Corp.+                 1,140,860
    102,700     Material Sciences Corp.                                1,038,297
     58,000     Olin Corp.                                             1,163,480
     81,400     Paxar Corp.+                                           1,090,760
    374,200     PolyOne Corp.+                                         2,391,138
    126,200     Shaw Group, Inc.+                                      1,718,844
     89,600     Strategic Diagnostics, Inc.+                             423,808
    172,400     Terra Nitrogen Co., LP                                   855,104
     63,000     Wausau-Mosinee Paper Corp.                               851,760
     88,000     Western Silver Corp.+                                    464,640
                                                                     -----------
                                                                      17,692,159
                                                                     -----------
                OTHER - 1.66%
    144,100     First Consulting Group, Inc.+                            811,283
    263,500     Westaff, Inc.+                                           616,590
                                                                     -----------
                                                                       1,427,873
                                                                     -----------
                TELECOMMUNICATION SERVICES - 0.86%
     81,200     Lightbridge, Inc.+                                       738,920
                                                                     -----------
                UTILITIES - 1.43%
     67,300     Duquesne Light Holdings, Inc.                          1,234,283
                                                                     -----------

                TOTAL COMMON STOCK (COST $61,064,791)                $76,665,102
                                                                     ===========

PRINCIPAL
---------
                REPURCHASE AGREEMENT - 8.98%
$7,743,153      Fifth Third Bancorp, 0.60%, 1/2/04,
                to be repurchased at $7,743,411,
                collateralized by US Government
                Obligations (Cost $7,743,153)                          7,743,153
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

                                       11



ICM/ISABELLE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003 (Continued)
                                                                       MARKET
                                                                        VALUE
                                                                        -----

         TOTAL INVESTMENTS (COST $68,807,944)* - 97.88%            $  84,408,255

         OTHER ASSETS NET OF LIABILITIES - 2.12%                       1,827,439
                                                                   -------------
         NET ASSETS - 100.00%                                      $  86,235,694
                                                                   =============

------------
ADR      American Depositary Receipt.
LP       Limited Partnership.
+        Non-income producing security.
*        Cost for federal income tax purposes is $70,200,885; the difference between book basis and tax basis net unrealized appreciation is primarily attributable to the tax deferral losses on wash sales. The net unrealized appreciation on a tax basis consists of:

         Gross Unrealized Appreciation ........................   $  18,009,433
         Gross Unrealized Depreciation ........................      (3,802,063)
                                                                  -------------
         Net Unrealized Appreciation ..........................   $  14,207,370
                                                                  =============

    The accompanying notes are an integral part of the financial statements.

                                       12



ICM/ISABELLE SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 200

ASSETS:

   Investments in securities at market value
     (cost $61,064,791)                                            $ 76,665,102
   Investments in repurchase agreements
     (cost $7,743,153)                                                7,743,153
   Receivable for securities sold                                       185,154
   Receivable for Fund shares sold                                    2,296,213
   Interest and dividends receivable                                     20,247
   Prepaid expenses                                                       8,755
                                                                   ------------
     TOTAL ASSETS                                                    86,918,624
                                                                   ------------

LIABILITIES:
   Due to custodian                                                         152
   Payable for Fund shares redeemed                                     538,386
   Payable to adviser                                                    69,121
   Accrued expenses                                                      75,271
                                                                   ------------
     TOTAL LIABILITIES                                                  682,930
                                                                   ------------

NET ASSETS                                                         $ 86,235,694
                                                                   ============

NET ASSETS CONSIST OF:
   Paid-in-Capital                                                   74,181,282
   Accumulated net realized gain (loss) on
     investments                                                     (3,545,899)
   Net unrealized appreciation (depreciation)
     of investments                                                  15,600,311
                                                                   ------------

NET ASSETS                                                         $ 86,235,694
                                                                   ============

INVESTMENT CLASS SHARES:
   Net Assets (unlimited shares of $0.001 par
     beneficial interest authorized; 4,926,093
     shares outstanding)                                           $ 67,982,335
                                                                   ============

   Net asset value, offering and redemption
     price per Investment Class Share                              $      13.80
                                                                   ============

INSTITUTIONAL CLASS SHARES:
   Net Assets (unlimited shares of $0.001
     par beneficial interest authorized;
     1,300,633 shares outstanding)                                 $ 18,253,359
                                                                   ============

   Net asset value, offering and
     redemption price per Institutional
     Class Share                                                   $      14.03
                                                                   ============



    The accompanying notes are an integral part of the financial statements.


ICM/ISABELLE SMALL CAP VALUE FUND
STATEMENT OF OPERATIONS

                                                                   YEAR ENDED
                                                               DECEMBER 31, 2003
                                                               -----------------
INVESTMENT INCOME
  Dividends                                                        $    462,795
  Interest                                                               27,578
                                                                   ------------
TOTAL INCOME                                                            490,373
                                                                   ------------

EXPENSES
  Investment advisory fees                                              787,513
  Administration fees                                                    78,750
  Transfer agent fees
       Investment Class Shares                                          120,448
       Institutional Class Shares                                        17,338
  Distribution fees
       Investment Class Shares                                          151,371
  Accounting fees                                                        62,665
  Custodian fees                                                         30,349
  Professional fees                                                     120,159
  Registration fees                                                      36,370
  Trustees fees and expenses                                             18,181
  Amortization of organization costs                                      1,867
  Miscellaneous fees                                                     42,910
                                                                   ------------
TOTAL EXPENSES                                                        1,467,921
  Expenses reimbursed                                                   (46,284)
                                                                   ------------
NET EXPENSES                                                          1,421,637
                                                                   ------------
NET INVESTMENT INCOME (LOSS)                                           (931,264)
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain (loss) on investments                             1,415,100
  Net change in unrealized appreciation
    (depreciation) of investments                                    27,090,438
                                                                   ------------
  Net realized and unrealized gain (loss) on                         28,505,538
    investments                                                    ------------

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                          $ 27,574,274
                                                                   ============


    The accompanying notes are an integral part of the financial statements.


ICM/ISABELLE SMALL CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                  YEAR ENDED          YEAR ENDED
                                               DECEMBER 31, 2003  DECEMBER 31, 2002

OPERATIONS
Net investment income (loss)                    $    (931,264)    $  (1,168,856)
Net realized gain (loss) on                         1,415,100        (4,619,483)
  investments
Net change in unrealized
  appreciation (depreciation)
  of investments                                   27,090,438       (16,433,375)
                                                -------------     -------------
Increase (decrease) in net assets
  resulting from operations                        27,574,274       (22,221,714)
                                                -------------     -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares subscribed:
  Investment Class                                 45,238,558       191,029,624
  Institutional Class                              74,529,769        59,296,256
Redemption of shares:
  Investment Class                                (63,195,562)     (194,708,806)
  Institutional Class                             (83,383,754)      (62,810,631)
                                                -------------     -------------
Increase (Decrease) in net assets from
  capital share transactions (a)                  (26,810,989)       (7,193,557)
                                                -------------     -------------

TOTAL INCREASE (DECREASE)
IN NET ASSETS                                         763,285       (29,415,271)
                                                -------------     -------------

NET ASSETS
Beginning of period                                85,472,409       114,887,680
                                                -------------     -------------
End of period (including
  accumulated net investment income
  of $- and $-, respectively)                  $  86,235,694     $  85,472,409
                                                =============     =============

(a) Transactions in capital stock were:
Investment Class
  Shares sold                                       4,213,982        16,287,250
  Shares redeemed                                  (5,902,574)      (16,896,256)
                                                -------------     -------------

Increase (Decrease) in shares                      (1,688,592)         (609,006)
  outstanding                                   =============     =============

Institutional Class
  Shares sold                                       7,762,501         5,062,126
  Shares redeemed                                  (8,576,722)       (5,416,598)
                                                -------------     -------------

Increase (Decrease) in shares
  outstanding                                        (814,221)         (354,472)
                                                =============     =============


    The accompanying notes are an integral part of the financial statements.


ICM/ISABELLE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each year or period indicated.

                                                   FOR THE YEAR     FOR THE YEAR
                                                       ENDED          ENDED
                                                    DECEMBER 31,    DECEMBER 31,
INVESTMENT CLASS                                        2003           2002
----------------                                        ----           ----

NET ASSET VALUE, BEGINNING OF PERIOD                $     9.76     $     11.82
                                                    ----------     -----------

  Increase (decrease) from
    investment operations:
    Net investment loss                                  (0.13)*         (0.14)
    Net realized and unrealized gains
      (losses) on investments                             4.17*          (1.92)
                                                    ----------     -----------
  NET INCREASE (DECREASE) FROM
    INVESTMENT OPERATIONS                                 4.04           (2.06)
                                                    ----------     -----------

    Less distributions from
      net realized gains                                    -               -
                                                    ----------     -----------

  NET ASSET VALUE, END OF PERIOD                    $    13.80     $      9.76
                                                    ==========     ===========

  TOTAL RETURN **                                        41.39%         (17.43)%

  RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (in 000s)             $   67,983     $    64,552
    Ratio of expenses to average net assets:
      Before waivers and/or reimbursements                   1.94%        1.80%
      After waivers and/or reimbursements                    1.88%        1.71%
    Ratio of net investment income (loss) to
      average net assets:
    Before waivers and/or reimbursements                    (1.32)%       (1.17)%
    After waivers and/or reimbursements                     (1.26)%       (1.08)%

  Portfolio turnover rate                                   51.70%        50.41%

-------------
 *  Based on average shares outstanding.
 ** Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions. Total return reflects performance based on net operating expenses. During any period in which fees were waived or expenses reimbursed, total return would have been lower if expenses had not been reduced.





    The accompanying notes are an integral part of the financial statements.


ICM/ISABELLE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS (Continued)


  FOR THE YEAR           FOR THE YEAR          FOR THE YEAR
     ENDED                   ENDED                ENDED
   DECEMBER 31,            DECEMBER 31,         DECEMBER 31,
       2001                  2000                  1999
       ----                  ----                  ----

$       10.87          $       10.33          $       6.91
-------------         --------------          ------------


        (0.08)                 (0.05)                (0.12)*

         1.03                   0.84                  3.54*
-------------         --------------          ------------

         0.95                    .79                  3.42
-------------         --------------          ------------

            -                  (0.25)                    -
-------------         --------------          ------------

$       11.82          $       10.87          $      10.33
=============         ==============          ============

         8.74%                  7.73%                49.49%

$      85,386          $      75,237          $      9,993

         1.74%                  1.82%                 4.79%
         1.74%                  1.81%                 1.95%

        (0.61)%                (0.44)%               (4.23)%
        (0.61)%                (0.43)%               (1.39)%

        43.16%                 53.91%                84.30%




    The accompanying notes are an integral part of the financial statements.



ICM/ISABELLE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each year or period indicated.

                                                FOR THE YEAR       FOR THE YEAR
                                                    ENDED              ENDED
                                                  DECEMBER 31,     DECEMBER 31,
INSTITUTIONAL CLASS                                   2003            2002
-------------------                                   ----            ----

NET ASSET VALUE, BEGINNING OF PERIOD              $     9.89       $     11.95
                                                  ----------       -----------

Increase (decrease) from investment operations:
Net investment loss                                    (0.10)*           (0.11)
Net realized and unrealized gains
(losses) on investments                                 4.24*            (1.95)
                                                  ----------       -----------
NET INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS                                   4.14             (2.06)
                                                  ----------       -----------

Less distributions from
net realized gains                                         -                 -
                                                  ----------       -----------

NET ASSET VALUE, END OF PERIOD                    $       14.03    $      9.89
                                                  =============    ===========

TOTAL RETURN **                                           41.86%        (17.24)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s)               $   18,253       $    20,920
Ratio of expenses to average net assets:
Before waivers and/or reimbursements                    1.61%             1.49%
After waivers and/or reimbursements                     1.55%             1.44%
Ratio of net investment income (loss) to
average net assets:
Before waivers and/or reimbursements                   (0.98)%           (0.86)%
After waivers and/or reimbursements                    (0.93)%           (0.82)%

Portfolio turnover rate                                51.70%            50.41%


---------------
 *  Based on average shares outstanding.
 ** Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions. Total return reflects performance based on net operating expenses. During any period in which fees were waived or expenses reimbursed, total return would have been lower if expenses had not been reduced.





    The accompanying notes are an integral part of the financial statements.


ICM/ISABELLE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS (Continued)


FOR THE YEAR        FOR THE YEAR           FOR THE YEAR
    ENDED               ENDED                  ENDED
  DECEMBER 31,        DECEMBER 31,           DECEMBER 31,
     2001                2000                   1999
     ----                ----                   ----

$     10.92          $       10.36           $      6.92
-----------          -------------           -----------


      (0.05)                 (0.02)                (0.10)*

       1.08                   0.83                  3.54*
-----------          -------------           -----------

       1.03                   0.81                  3.44
-----------          -------------           -----------

          -                  (0.25)                    -
-----------          -------------           -----------

$     11.95          $       10.92           $    10.36
===========          =============           ==========

       9.43%                  7.90%                49.71%

$    29,502          $      26,225           $     7,448

       1.49%                  1.57%                 4.54%
       1.49%                  1.56%                 1.70%

      (0.36)%                (0.18)%               (4.14)%
      (0.36)%                (0.17)%               (1.30)%

      43.16%                 53.91%                84.30%



    The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
ICM/Isabelle Small Cap Value Fund (the "Fund") is a series of the ICM Series Trust (the "Trust"), which was organized as a Massachusetts business trust pursuant to a Declaration of Trust dated November 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers two classes of shares, Investment Class shares and Institutional Class shares (collectively, the "Shares"), each of which has equal rights as to class and voting privileges. The Investment Class has exclusive voting rights with respect to its distribution plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan") and is subject to 12b-1 Plan expenses. The Fund commenced operations on March 9, 1998 (March 27, 1998 for the Institutional Class). The investment objective of the Fund is to seek capital appreciation by investing its assets primarily in relatively undervalued common stocks of domestic small market capitalization companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

     A. SECURITY VALUATION. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Short-term instruments that mature in sixty days or less may be valued at amortized cost unless the Fund's investment adviser believes another valuation is more appropriate.

          Securities (including restricted securities) for which market quotations are insufficient or not readily available, or in the judgment of the Fund's investment adviser, for which the prices or values available do

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 - (Continued)

          not represent the fair value of the instrument, are valued in good faith, in accordance with procedures adopted by the Trust's Board of Trustees. Investments in other open-ended regulated investment companies are valued at net asset value.

     B. INVESTMENT INCOME AND SECURITIES TRANSACTIONS. Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is reported on the ex-dividend date. Interest income and expenses are accrued daily.

     C. NET ASSET VALUE PER SHARE. Net Asset value per share of each class of shares of the Fund is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of the total assets, less liabilities attributable to that class, by the number of outstanding shares of that class. The net asset value of the classes may differ because of different fees and expenses charged to each class.

     D. ORGANIZATION COSTS. Organization costs are amortized on a straight-line basis over five years from commencement of operations. If any of the original shares are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized organizational costs as of the date of redemption. The pro rata shares will be derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption. Organization costs were completely amortized as of December 31, 2003.

     E. FEDERAL INCOME TAXES. The Trust intends to continue to qualify each year as a regulated investment company by complying with all requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies including, among other things, distributing substantially all of its earnings to its shareholders.

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 - (Continued)

          Therefore, no federal income tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules.

          For the year ended December 31, 2003, the Fund reclassified $2 to decrease accumulated net realized loss and $931,264 to decrease accumulated net investment loss, with a decrease to paid-in-capital of $931,266. The reclassification has no impact on the net asset value of the Fund.

          For federal income tax purposes, the capital loss carryover is $2,152,967, which expires in December of 2010.

          As of December 31, 2003, there were no distributable earnings on a tax basis.

     F. INCOME AND EXPENSES. Expenses directly attributable to a particular class are charged directly to such class. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based on the proportion of net assets of each class at the beginning of that day.

     G. REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. The Fund will also require the financial institution to maintain collateral at all times with a value equal at least to the amount the Fund paid for the securities. In the event of default, the Fund may have difficulties disposing of such securities.

     H. DISTRIBUTIONS TO SHAREHOLDERS. The Fund will distribute substantially all of its net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 - (Continued)

     I. USE OF ESTIMATES. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, other than short-term investments, aggregated $39,288,409 and $79,197,206, respectively, for the year ended December 31, 2003.

NOTE 3 - ADVISORY FEES, SERVICING FEES, AND OTHER TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISER - Ironwood Capital Management, LLC ("ICM") serves as the investment adviser for the Fund pursuant to an investment advisory agreement (the "Agreement"). Under the terms of the Agreement, ICM receives a fee from the Fund, accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund. Pursuant to the terms of the Agreement, ICM is obligated for as long as the Agreement remains in effect, to limit total Fund expenses, including its investment advisory fee, to 1.95% of the average daily net assets annually for the Investment Class and 1.70% of the average daily net assets annually for the Institutional Class, and to waive such fees and reimburse expenses to the extent that they exceed these amounts. For the year ended December 31, 2003, no advisory fees were waived nor other expenses reimbursed by ICM.

ADMINISTRATION AND OTHER SERVICES - Citigroup Global Transaction Services, through its various affiliates (collectively "Citigroup"), provides certain administration, portfolio accounting and transfer agency services to the Fund.

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 - (Continued)

In addition, the Fund has entered into separate transfer agency and operating agreements with Charles Schwab & Co., Inc. ("Schwab") and Fidelity Capital Markets ("FCM"), whereby Schwab and FCM make shares of the Fund available to their clients in exchange for a servicing fee. These fees are included as part of the Transfer Agency fees on the statement of operations. The Fund was reimbursed expenses of $46,284 by FCM.

The custodian, Fifth Third Bank (the "Custodian"), has agreed to compensate the Fund and decrease custody fees for interest on any cash balances left uninvested. For the year ended December 31, 2003, the Fund's custodian expenses were not reduced.

DISTRIBUTOR - Forum Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with ICM or with Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for its distributions services.

No interested trustee, officer or employee of ICM, or Citigroup, or any affiliate thereof, receives any compensation from the Trust for serving as a trustee or officer of the Trust.

NOTE 4 - LINE OF CREDIT
The Fund has entered into a line of credit agreement with the Custodian to be used for temporary purposes, primarily for financing redemptions. The agreement provides that the Fund may borrow up to $5,000,000. The aggregate outstanding principal amount of all loans may not exceed $5,000,000. Interest is charged to the Fund, based on its borrowings, at a rate equal to the rate of interest on overnight facilities which the Custodian is offering to other borrowers and potential borrowers of comparable financial condition on the business day that a loan is made pursuant to the agreement.

During the year ended December 31, 2003, the Fund was charged $206 from borrowings under the line of credit. As of December 31, 2003, the Fund had no loans outstanding under the line of credit.

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 - (Continued)

NOTE 5 - DISTRIBUTION PLAN
The Trustees of the Fund have adopted a 12b-1 Plan with respect to the Investment Class shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder, which permits the Fund to pay certain expenses associated with the distribution of its Investment Class shares. Under the 12b-1 Plan, the Fund compensates the Distributor, at a fee calculated at an annual rate of up to 0.25% of the value of the average annual net assets attributable to the Investment Class shares for distribution expenses borne, or paid to others, by the Distributor. For the year ended December 31, 2003, the Fund incurred $151,371 in distribution costs for Investment Class shares.

NOTE 6 - PROXY VOTING INFORMATION - UNAUDITED
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 472-6114. This information is also available from the EDGAR database on the SEC's Web site at http://www.sec.gov.

REPORT OF INDEPENDENT AUDITORS
To the Shareholders and Board of Trustees of the ICM Series Trust:


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ICM/Isabelle Small Cap Value Fund (the "Fund") at December 31, 2003, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2001 were audited by other independent auditors whose report dated February 26, 2002 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2004

FUND TRUSTEES AND OFFICERS (UNAUDITED)
                                         LENGTH          PRINCIPAL OCCUPATION(S)
NAME, ADDRESS             POSITION(S)    OF TIME         DURING THE PAST
AND DATE OF BIRTH         WITH THE TRUST SERVED(1)       FIVE YEARS
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------
WARREN J.                 Trustee,       March         Managing member and
ISABELLE, CFA(2)          President and  1998 to       Chief Investment Officer,
Ironwood Capital          Chairman of    Present       Ironwood Capital
Management, LLC           the Board,                   Management, LLC, August
21 Custom House Street    Valuation                    1997 to present
Suite 240                 Committee(3)
Boston, MA 02110          (member)
Born: January 1952

--------------------------------------------------------------------------------
RICHARD L.                Trustee and    March         Executive Vice-President,
DROSTER(4)                Executive      1998 to       Ironwood Capital
Ironwood Capital          Vice-          Present       Management, LLC, August
Management, LLC           President,                   1997 to present
21 Custom House Street    Valuation
Suite 240                 Committee(3)
Boston, MA 02110          (member)
Born: August 1961

FUND TRUSTEES AND OFFICERS (UNAUDITED)
(Continued)



                                         LENGTH        PRINCIPAL OCCUPATION(S)
NAME, ADDRESS             POSITION(S)    OF TIME       DURING THE PAST
AND DATE OF BIRTH         WITH THE TRUST SERVED(1)     FIVE YEARS
--------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
--------------------------------------------------------------------------------
DONALD A.                  Trustee,      March         Assistant Professor,
NELSON, CPA                Audit         1998 to       Department of Accounting
Merrimack College          Committee     Present       and Finance, Merrimack
Andover, MA 01810          (Chairman),(5)              College, 1975 to present;
Born: February 1946        Nominating                  Certified Public
                           Committee(6)                Accountant, 1972 to
                           and Valuation               present
                           Committee(3)
                           (member)
--------------------------------------------------------------------------------

JOHN A. FIFFY              Trustee,      March         Acquisition Consultant,
Hewlett-Packard Co.        Audit         1998 to       Hewlett-Packard Co.
200 Forest Street          Committee,(5) Present       (formerly Compaq
Marlboro, MA 01752         Nominating                  Computer Corporation, a
Born: December 1950        Committee(6)                computer hardware
                           and Valuation               company), 1993 to present
                           Committee(3)
                           (member)
--------------------------------------------------------------------------------

THOMAS R.                  Trustee,      May           President & CEO, Benjamin
VENABLES                   Audit         2003 to       Franklin Savings Bank,
Benjamin Franklin          Committee(2)  Present       2002 to present;
Savings Bank               and                         Self-employed Business
58 Main Street             Nominating                  Consultant, 2001 to 2002;
Franklin, MA 02038         Committee(3)                President & CEO,
Born: April 1955           (member)                    Lighthouse Bank, 2000 to
                                                       2001; Self-employed
                                                       (Consultant for Monc Real
                                                       Estate Development), 1997
                                                       to 2000

FUND TRUSTEES AND OFFICERS (UNAUDITED)
(Continued)



                                         LENGTH        PRINCIPAL OCCUPATION(S)
NAME, ADDRESS             POSITION(S)    OF TIME        DURING THE PAST
AND DATE OF BIRTH         WITH THE TRUST SERVED(1)      FIVE YEARS
--------------------------------------------------------------------------------
OFFICERS
-------------------------------------------------------------------------------
GARY S. SAKS              Vice-          March         Chief Operating Officer
Ironwood Capital          President,     1998 to       and Compliance Officer,
Management, LLC           Secretary,     Present       Ironwood Capital
21 Custom House Street    Treasurer and                Management, LLC, August
Suite 240                 Chief                        1997 to present
Boston, MA 02110          Financial
Born: May 1968            Officer
--------------------------------------------------------------------------------

CHERYL O.                 Vice-          January     Counsel, Citigroup Global
TUMLIN, Esq.              President,     2002 to     Transaction Services, Fund
Citigroup Global          Assistant      Present     Services ("Citigroup GTS"),
Transaction Services,     Secretary                  2003 to present; Counsel,
Fund Services                                        Forum Financial Group,
Two Portland Square                                  LLC (a mutual fund admin-
Portland, ME 04101                                   istration company acquired
Born: June 1966                                      by Citigroup GTS in 2003),
                                                     2001 to 2003 and 1996 to
                                                     1999; Counsel, I-many,
                                                     Inc., 1999 to 2001.

FUND TRUSTEES AND OFFICERS (UNAUDITED)
(Continued)




                                         LENGTH        PRINCIPAL OCCUPATION(S)
NAME, ADDRESS             POSITION(S)    OF TIME       DURING THE PAST
AND DATE OF BIRTH         WITH THE TRUST SERVED(1)     FIVE YEARS
--------------------------------------------------------------------------------
OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
STACEY E. HONG            Assistant      August       Director, Fund Accounting,
Citigroup Global          Treasurer      2002 to      Citigroup GTS ( a fund
Transaction Services,                    Present      services company) since
Fund Services                                         2003. Director, Forum
Two Portland Square                                   Accounting Services, LLC
Portland, ME 04101                                    (fund accountant acquired
Born: May 1966                                        by Citigroup GTS in 2003),
                                                      1992 to 2003
--------------------------------------------------------------------------------
MARC D.                   Assistant      January      Counsel and Senior Manager
KEFFER, Esq.              Secretary      2003 to      for Offshore and Hedge
Citigroup Global                         Present      Funds, Citigroup GTS, Fund
Transaction Services,                                 Services, December 2003 to
Fund Services                                         present; Counsel and
Two Portland Square                                   Senior Manager for
Portland, ME 04101                                    Offshore and Hedge Funds,
Born: August 1966                                     Forum Financial Group, LLC
                                                      (a mutual fund
                                                      administration company
                                                      acquired by Citigroup
                                                      GTS in 2003), February
                                                      1999 to December 2003;
                                                      Associate, Osborne Law
                                                      Offices, Washington
                                                      D.C., 1992 through 1999.


(1)  Term of service is indefinite.
(2) Mr. Isabelle owns a controlling interest in ICM and is the portfolio manager of the Fund.
(3) Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the The Valuation Committee also produces Trust's series. fair value determinations for securities maintained in the portfolios of the Trust

FUND TRUSTEES AND OFFICERS (UNAUDITED)
(Continued)



     consistent with valuation procedures approved by the Board. The Valuation Committee meets when necessary. During the fiscal year ended December 31, 2003, the Valuation Committee did not meet.
(4) Mr. Droster is a principal of ICM. He currently serves as Executive Vice-President.
(5) Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is responsible for meeting with the Trust's independent auditors to (1) review the arrangements and scope of any audit; (2) discuss matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the auditors, or other results of any audit; (3) consider the auditors' comments with respect to the Trust's financial policies, procedures, and internal accounting controls; and (4) review any form of opinion the auditors propose to render to the Trust. The Audit Committee met two times during the fiscal year ended December 31, 2003.
(6) Pursuant to a charter adopted by the Board, the Trust's Nominating Committee, which meets when necessary, is charged with the duty of nominating all Disinterested Trustees and committee members, and presenting those nominations to the Board. The Nominating Committee Charter does not provide for the recommendation of nominees by security holders of the Trust. During the fiscal year ended December 31, 2003, the Nominating Committee met once.

     Each Trustee oversees the Fund, which is the only portfolio within the complex. No Trustee holds other directorships or trusteeships. The Statement of Additional Information ("SAI") contains additional information about the Fund's Trustees. The SAI is available for free, by contacting the Fund at (800) 472-6114.

                        IRONWOOD CAPITAL MANAGEMENT, LLC
                                  AND ICM FUNDS

                                THE IRONWOOD TREE

  is a small, hardy tree, which yields a very useful and solid wood. Patiently,

     these trees remain under the forest canopy until taller neighbors fall.

             Once given the opportunity, the Ironwood grows quickly

      to reach its full potential. We believe this imagery is appropriate for our firm as well as our investment style.



                        IRONWOOD CAPITAL MANAGEMENT, LLC,

        the investment manager of the ICM/Isabelle Small Cap Value Fund,

            is an independent investment management firm specializing

                     in investing in small company stocks.



                                ICM Series Trust
                              Two Portland Square
                               Portland, ME 04101
                                 1-800-472-6114

--------------------------------------------------------------------------------

There are risks associated with investing in funds of this type that invest in stocks of small-sized companies, which tend to be more volatile and less liquid than stocks of larger companies. Past Fund performance is not indicative of future results.

This information is not authorized for distribution unless accompanied or preceded by a current prospectus.

DISTRIBUTOR: FORUM FUND SERVICES, LLC

FOR ACCOUNT INFORMATION, CURRENT PERFORMANCE AND PRICES, CALL 1-800-472-6114 BETWEEN THE HOURS OF 9:00 A.M. AND 5:00 P.M. (EASTERN TIME), MONDAY THROUGH FRIDAY.

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2003, ICM Series Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

At a regular meeting of the Board of Trustees held on August 21, 2003, the Board unanimously approved a resolution appointing Mr. Donald A. Nelson as the "Audit Committee financial expert" and that Mr. Nelson is "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the
          Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $19,000 in 2002 and $19,000 in 2003.

     (b) Audit Related Fees - There were no audit-related fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4.


     (c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning ("Tax Services") were $5,700 in 2002 (by Arthur Andersen LLP) and $6,000 in 2003 (by PriceWaterhouseCoopers). These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

     (d) All Other Fees - There were no other fees billed in the Reporting Periods for products and services provided to the Registrant by the principal accountant, or services provided to the investment adviser other than the services reported above.

     (e) (1) Pursuant to the Registrant's Audit Committee Charter (the "Charter"), before an auditor is engaged by the Registrant to render audit services, the Audit Committee must review and approve the engagement. In addition, the Registrant's Audit Committee must review and approve in advance any proposal that the Registrant employ its auditor to render "permissible non-audit services" (as defined in the Charter consistent with Rule 2-01(c)(4) of Regulation S-X), except as described below. The Committee must also review and approve in advance any proposal (except as set forth below) that the investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant (an "Adviser-affiliated service provider"), employ the Registrant's auditor to render non-audit services, if the engagement would relate directly to the operations and financial reporting of the Registrant. As a part of its review, the Committee must consider whether the provision of such services is consistent with the auditor's independence. Pre-approval by the Committee of non-audit services is not required if: (1) (A) with respect to the Registrant, the aggregate amount of all such permissible non-audit services provided to the Registrant constitutes no more than 5% of the total amount of revenues paid to the auditor by the Registrant during the fiscal year in which the services are provided or (B) with respect to the adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Registrant, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided; (2)such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or its Delegate(s) (as defined below). The Committee may delegate to one or more of its members ("Delegates") authority to pre-approve the auditor's provision of audit services or permissible non-audit services to the Registrant, or the provision of non-audit services to the Adviser or any Adviser-affiliated service provider. Any pre-approval determination made by a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to Forum, who will ensure that the appropriate disclosure is made in the Registrant's periodic reports and other documents as required under the federal securities laws.

     (e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f)  Not applicable as less than 50%.

     (g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $5,700 in 2002 and $6,000 in 2003. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the prinicpal accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Adviser-affilated service provider.

     (h) The Registrant's Audit Committee has considered whether the provision of any non-audit services rendered to the investment adviser, to the extent applicable, that were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. Any services provided by the principal accountant to the Registrant or to the investment adviser requiring pre-approval were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications requred by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act), or the internal control over financial reporting of its service providers during the last fiscal half year (the registrant's second half year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a)  (1) A copy of the Code of Ethics (Exhibit filed herewith)

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).